SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report(Date of earliest event reported): November 15, 1996

                      Onyx Acceptance Grantor Trust 1996-3
 ------------------------------------------------------------------------------
                      (Issuer with respect to Certificates)

                      Onyx Acceptance Financial Corporation
           -------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

Commission File Number

333-10461                                                    (I.R.S. Employer
                                                             Identification No.)
                                                             33-0639768

State or other jurisdiction of
incorporation or organization
Delaware


Onyx Acceptance Financial Corporation
8001 Irvine Center Drive, Suite 500
Irvine, Ca. 92718
714 753-1191





Item 5.  Other Events

         On behalf of the Onyx Acceptance Grantor Trust 1996-3, (the"Trust"), a trust created pursuant to the Pooling and Servicing Agreement dated as of January 1, 1996 with Onyx Acceptance Financial Corporation as registrant and seller and Onyx Acceptance Corporation as servicer, and Bankers Trust Company of New York, as trustee, the registrant has caused to be filed with the Commission, the November 1996 monthly Distribution Date Statement with respect to the Trust. This Distribution Date Statement is filed pursuant to and in accordance with a no action request filed on August 21, 1995 with the Commission by Onyx
Acceptance Financial Corporation, originator of the Onyx Acceptance Grantor Trust 1996-3 and Onyx Acceptance Corporation as servicer and the affirmative response thereto by the Securities and Exchange Commission dated September 22, 1995. The filing of the monthly Distribution Date Statement will occur subsequent to each monthly distribution to the Trust's Certificateholders until and unless exempted under provisions of the Securities and Exchange Act.

Item 7.  Financial Statements and Exhibits

(a)      Financial Statements
         None.

(c)      Exhibits
         Exhibit No.

         19 Monthly Distribution Date Statement of the Onyx Acceptance Grantor Trust 1996-3 for the month of November 1996.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Onyx Acceptance Financial Corporation
         REGAN E. KELLY
By:_____________________________________________________
         Regan E. Kelly    Executive Vice President
Date: November 15, 1996

         DON P. DUFFY
By:_____________________________________________________
         Don P. Duffy               Executive Vice President
Date: November 15, 1996






                                   EXHIBIT 19


Onyx Acceptance Grantor Trust 1996-3                                           Distribution Date Statement
6.45% Auto Loan Pass-Through Certificates                                                               15-Nov-96

Collection Period Beginning on:             10/01/96
Collection Period Ending on:                10/31/96
Distribution Date:                          11/15/96

   1 Original Pool Balance                                                                    $120,000,786.00
   2 Collection Period Beginning Pool Balance                                                 $115,585,691.71
   3 Collection Period Beginning Pool Balance Factor                                                     0.963208

     Computation of Collection Account Amounts Available for Distribution
   4 Total Collections from Obligors        01-Octo96         31-Oct-96                         $4,873,149.65
   5 Full Prepayments through first 5 business days of current month                               181,845.00
   6 Full Prepayments included in Prior Collection Period                                          324,677.00
   7 Partial Prepayments deposited to PayAhead Acct                                                 99,005.02
   8 Amounts Withdrawn from PayAhead Acct & Deposited to Collection Acct                                 0.00
   9 Yield Supplement Amount to be Deposited to Collection Account                                       0.00
  10 Net Liquidation Proceeds on Defaulted C01-Octo96         31-Oct-96                             17,027.00
  11 Net Liquidation Proceeds first 5 business days of current month                                     0.00
  12 Net Liquidation Proceeds included in Prior Collection Period                                        0.00
  13 Net Insurance Proceeds                                                                              0.00
  14 Net Insurance Proceeds first 5 business days of current month                                       0.00
  15 Net Insurance Proceeds included in Prior Collection Period                                          0.00
  16 Aggregate Amount of Repurchased Contracts                                                           0.00
  17 Reinvestment Earnings on Funds in Colle01-Octo96t (ccma 731-Oct-96                             12,546.12

  18 Collection Account Amounts Available  (4+5-6-7+8+9+10+11-12+13+14-15+16+17)                $4,660,885.75

     Computation of Certificate Ending Pool Balance
  19 Collection Period Beginning Pool Balance                                                 $115,585,691.71
  20 Scheduled Principal Decline (recomputed actuarial) Precompute contracts only                1,275,503.00
  20aPrincipal Collected: Payments only - Simple Interest contracts                                383,548.14
  20bPrincipal Collected: Payoffs only - Simple Interest contracts                                 491,813.67
  21 Full Prepayments: Precompute only      08-Octo96         31-Oct-96                            942,830.00
  22 Full Prepayments through first 5 business days of current month                               181,845.00
  23 Defaulted Contracts  (Liquidated Procee08-Octo96ed)      31-Oct-96                             41,739.21
  23aDefaulted Contracts  (Liquidated Proceeds received) thru 1st 5 business days of current month       0.00
  24 Defaulted Contracts  (4 or more periods.Liquidated Proceeds not received)                           0.00
  24aDefaulted Contracts  (4 or more periods.Liquidated Proceeds not received) thru 1st 5 bus. days of cu0.00t mo.
  25 Repurchased Contracts                                                                               0.00

  26 Certificate Ending Pool Balance (19-20-20a-20b-21-22-23-23a-24-24a-25)                   $112,268,412.69
     Certificate Ending Balance Pool Factor                                                              0.935564

  27 Principal Distribution Amount  (19-26)                                                     $3,317,279.02

     Distributions From Collection Account
  28 Principal Distribution Amount                                                              $3,317,279.02
  29 Interest Distribution Amount  (6.45% / 12)                                                    621,273.09
  30 Servicing Fee Payable to Servicer (1.0% / 12)                                                  96,321.41
  31 Surety Fee Payable to Surety (0.20% / 360 * Days in Collection Period)                         19,906.42
  31aReinsurance Fee Payable to Surety (2.00%/360 * Days in period * lesser of $2,400,015.72 or 41-434,133.36
  32 Reinvestment Earnings Payable to Finco                                                         12,546.12

  33 Total Distributions from Collection Account   (28+29+30+31+31a+32)                         $4,071,459.42

  34 Total Excess Spread Available for Deposit to Spread Account   (18-33)                        $589,426.33

     Spread Account Reconciliation
  35 Initial Deposit                                                                                  $100.00
  36 Deposits to Spread Account Prior Collection Periods                                          $152,705.79
  37 Deposit to Spread Account this Collection Period    (34)                                     $589,426.33
  38 Reinvestment Earnings on Funds in Sprea01-Octo96         31-Oct-96                                 $0.35
  39 Draws from Spread Account Prior Periods                                                            $0.00

  40 Spread Account Balance     (35+36+37+38-39)                                                  $742,232.47

  41 Required Spread Account Balance     (Max of 6% x (26) or 2% x (1) )                        $6,736,104.76
  42 Draws from Spread Account this Collection Period   ((40 - 41) if positive, 0 otherwise)            $0.00
  43 Spread Account Balance net of Draws this Collection Period    (40 - 42)                      $742,232.47

     Delinquency Statistics
  44 Number of Accts Delinquent 30 - 59 Days                                                            68
  45 Number of Accts Delinquent 60 - 89 Days                                                            31
  45aNumber of Accts Deliquent 90 Days and Over                                                          6
  46 Total Number of Delinquent Accounts 30 Days and Over                                              105

  47 Aggregate Net Outstanding Balance of Delinquent Loans 30-59 days                             $813,860
  48 Aggregate Net Outstanding Balance of Delinquent Loans 60 - 89 days                           $374,012
  48aAggregate Net Outstanding Balance of Delinquent Loans 90 days and over                        $89,643
  49 Total Aggregate Net Outstanding Balance of Delinquent Loans   (44 + 45)                    $1,277,516

  50 Policy Claim Amount                                                                                $0.00

     Repossession Statistics
  51 Number of Accounts in Repo Inventory @ Beginning of Collection Period                              13
  52 Number of Accounts Repossessed During Collection Period                                            28
  53 Number of Repo'd Accounts Sold or Reinstated During Collection Period                              11
  54 Number of Accounts in Repo Inventory @ End of Collection Period                                    30

  55 Aggregate Net Outstanding Balance of Accounts in Repo Inventory @ Beginning of Collection Per$169,892.01
  56 Aggregate Net Outstanding Balance of Accounts Repossessed During Month                        408,913.29
  57 Aggregate Net Outstanding Balance of Repo Accounts Sold or Reinstated During Month            125,295.78
  58 Aggregate Net Outstanding Balance of Accounts in Repo Inventory @ End of Collection Period   $453,509.52


     Yield Supplement Account  Balance
  59 Initial Deposit                                                                                    $0.00
  60 Draws from Yield Supplement to Collection Account                                                  $0.00

  61 Yield Supplement Account  Balance                                                                  $0.00

     Accounts Outstanding
  62 Original Accounts Outstanding                                                                  10,165
  63 Remaining Number of Accounts Outstanding @  End of Collection Period                            9,775

     Net Yield
  64 Interest Collected on Contracts                                                             2,555,811.63
  65 Interest Collected on Contracts - Prior Collection Period                                   2,001,068.81
  66 Interest Collected on Contracts - Two Collection Periods Ago                                        0.00
  67 Liquidated Contract Balances (less Liquidation proceeds)                                       24,712.21
  68 Liquidated Contract Balances (less Liquidation proceeds) - Prior Collection Period              3,171.80
  69 Liquidated Contract Balances (less Liquidation proceeds) - Two Collection Periods Ago               0.00
  70 Interest Paid to Certificate Holders                                                          621,273.09
  71 Interest Paid to Certificate Holders - Prior Collection Period                                602,003.94
  72 Interest Paid to Certificate Holders - Two Collection Periods Ago                                   0.00
  73 Servicing Fees Paid to Servicer                                                               $96,321.41
  74 Servicing Fees Paid to Servicer -  Prior Collection Period                                   $100,000.66
  75 Servicing Fees Paid to Servicer - Two Collection Periods Ago                                       $0.00
  76 Certificate Ending Pool Balance                                                          $112,268,412.69
  77 Certificate Ending Pool Balance - Prior Collection Period                                $120,000,786.00
  78 Certificate Ending Pool Balance - Two Collection Periods Ago                                       $0.00

  79 Net Yield                                                                                          16.06%

     A.P.R. of Trust Contracts
  80 Dollar Weighted A.P.R. of Contracts @ Cutoff Date                                                  14.84%
  81 Dollar Weighted A.P.R. of Remaining Contracts in Trust as of End of Collection Period              14.58%


     Credit Losses
  82 Gross Credit Losses during Collection Period  (23+23a+24+24a)                                 $41,739.21
  83 Recoveries during Collection Period  (10+11-12)                                                17,027.00

  84 Net Credit Losses during Collection Period   (82-83)                                          $24,712.21

  85 Cumulative Net Credit Losses                                                                  $27,884.01
  86 Cumulative Net Credit Losses as a Percent of Original Certificate Balance (85 / 1)                  0.02%

  87 Net Charge-off Percentage - Current Collection Period - (Annualized)                                0.26%
  88 Charge-off Percentage -  Average of last 3 Collection Periods                                       0.10%

  89 Repos in Inventory delinquent 30 to 60 days ($)                                                    $0.00
  90 Delinquent Contract Percentage ($ past due 60 days or more + repo inventory past due 30 to 60 days) 0.41%
  91 Delinquency Percentage                                                                              0.17%

  92 Remaining Weighted Average Maturity (Months)                                                       52.2






     I certify that the computations reflected above for the 31-Oct-96n period ended are accurate and have been prepared in accordance with the Pooling and Servicing Agreement dated September 1, 1996.

               DON DUFFY                NOVEMBER 14, 1996
     By :   ___________________Date:_________________

     Name: Don Duffy
     Title:  Executive Vice President